UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )
☑ Filed by the Registrant
☐ Filed by a Party other than the Registrant
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
The India Fund, Inc.
(Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (check the appropriate box):
☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐ Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

The India Fund, Inc.
345 Park Avenue
New York, New York 10154

March 25, 2009

Dear Stockholder:

We are pleased to enclose the notice and proxy statement for the Annual Meeting of Stockholders of The India Fund, Inc. (NYSE: IFN; the “Fund”) to be held on Friday, April 24, 2009, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, 30th Floor, New York, New York at 11:00 a.m., New York time.

At the meeting, you will be asked to vote on the election of Directors.

After careful consideration, the Board of Directors of the Fund, including all of the independent Directors, recommends that you vote “FOR” the election of each of the nominees.

Whether or not you intend to attend the meeting, you may vote by proxy by signing and returning your proxy card in the enclosed postage-paid envelope or by following the instructions on your proxy card to vote by telephone or over the Internet. Please familiarize yourself with the proposal and vote immediately, even if you plan to attend the meeting.

If your completed proxy card is not received, you may be contacted by representatives of the Fund or by our proxy solicitor, Georgeson Inc. (“Georgeson”). Georgeson has been engaged to assist the Fund in soliciting proxies. Representatives of Georgeson will remind you to vote your shares. You may also call the number provided on your proxy card for additional information.

As always, we thank you for your confidence and support.

Sincerely,

Prakash A. Melwani
Director and President

The India Fund, Inc.
345 Park Avenue
New York, New York 10154

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

March 25, 2009

To the Stockholders:

An Annual Meeting of Stockholders of The India Fund, Inc. (the “Fund”) will be held on Friday, April 24, 2009, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, 30th Floor, New York, New York at 11:00 a.m., New York time, for the purpose of considering and voting upon proposals to:

1.	Elect three Class I Directors to the Board of Directors.

2.	Transact such other business as may be properly presented at the Meeting or any adjournments or postponements thereof.

The close of business on March 6, 2009, has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

By order of the Board of Directors,

Joshua B. Rovine
Secretary

TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or to vote promptly by telephone or over the Internet according to the instructions on the enclosed proxy card, no matter how large or small your holdings may be.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION

Corporate Accounts	Valid Signature

ABC Corp.	ABC Corp. (by John Doe, Treasurer)
ABC Corp.	John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer	John Doe
ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

ABC Trust	Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
John B. Smith	John B. Smith, Jr., Executor

The India Fund, Inc.
345 Park Avenue
New York, New York 10154

PROXY STATEMENT

This proxy statement is furnished in connection with a solicitation by the Board of Directors of The India Fund, Inc. (the “Fund”) of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York, on the 30th Floor, on Friday, April 24, 2009, at 11:00 a.m., New York time, and at any adjournments or postponements thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

This proxy statement and the accompanying form of proxy are first being mailed to Stockholders on or about March 25, 2009.

At the Meeting, Stockholders will vote on a proposal to elect three Class I Directors to the Board of Directors.

This Proxy Statement sets forth concisely the information Stockholders of the Fund should know before voting on the proposal. Please read it carefully and retain it for future reference. The Fund’s Annual Report, containing financial statements for the fiscal year ended December 31, 2008, as filed on Form N-CSR, is available free of charge by contacting Blackstone Asia Advisors L.L.C., 345 Park Avenue, New York, New York 10154, by calling 1-866-800-8933 toll-free or on the Internet at www.blackstone.com. Information about the Fund is included in this proxy statement. Reports and other information filed by the Fund can be inspected in person at the Public Reference Room maintained by the Securities and Exchange Commission (the “SEC”) at the address below, and copies of such materials can be obtained from the Public Reference Branch at the address below. In addition, shares of common stock of the Fund are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “IFN”. Reports and other information concerning the Fund can be inspected by contacting the NYSE at New York Stock Exchange, Inc., 11 Wall Street, New York, New York 10005. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549

By Phone:	1-800-SEC-0330

By Mail:	Public Reference Branch Office of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, D.C. 20549 (duplicating fee required)

By Email:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

Stockholders who execute proxies retain the right to revoke them in person at the Meeting, by written notice received by the Secretary of the Fund at any time before they are voted or by delivering a duly executed proxy bearing a later date. Proxies that are not revoked will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR each of the nominees for Director.

The close of business on March 6, 2009, has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting. Each Stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.

On the record date there were 38,638,632.7232 shares of the Fund’s common stock outstanding.

In the event that a quorum is not present at the Meeting, the persons named as proxies may propose, without notice other than by announcement at the Meeting, one or more adjournments or postponements of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies or until a quorum shall attend. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR or AGAINST any such proposal at their discretion. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of common stock of the Fund entitled to vote at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election will determine whether or not a quorum is present at the Meeting. The inspector of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast and will not affect the plurality vote required for Directors. The persons named as proxies will have discretionary authority to vote all shares for which they serve as proxies, including abstentions and broker non-votes, on the adjournment of the Meeting, whether or not a quorum is present, to a date not more than 120 days after the original record date to permit further solicitation of proxies.

Stockholders who plan on attending the Meeting will be required to provide valid identification in order to gain admission.

The Board of Directors of the Fund knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The principal business address of the Fund is 345 Park Avenue, New York, New York 10154.

The date of this Proxy Statement is March 25, 2009.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on April 24, 2009

The proxy statement and related materials are available at
http://www.envisionreports.com/IFN.

PROPOSAL 1. ELECTION OF DIRECTORS

Background

In accordance with the Fund’s Charter, the Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, Stockholders will be asked to elect three Class I Directors, each to hold office until the 2012 Annual Meeting of Stockholders, or thereafter until his successor is elected and qualified. The terms of office of the Class II Directors expire at the Annual Meeting of Stockholders in 2011, or thereafter until their respective successors are duly elected and qualified. The terms of office of the Class III Directors expire at the Annual Meeting of Stockholders in 2010, or thereafter until their respective successors are duly elected and qualified. These staggered terms have the effect of limiting the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors and could have the effect of depriving Stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees listed below. Messrs. Friedman, Becker and Salacuse are currently members of the Fund’s Board of Directors. Mr. Friedman was appointed by the Fund’s Board of Directors to serve as a Class I Director of the Fund effective January 7, 2009 to fill the vacancy created by the resignation of Peter G. Peterson, who retired as Senior Chairman of The Blackstone Group L.P. effective December 31, 2008. The nominees have consented to their being named in this proxy statement and have indicated that they will serve if elected. If a nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named as proxies in their discretion.

The following table provides information concerning the nominees for election as Class I Directors:

Number of
				Funds in	Other
				Fund	Board
				Complex	Memberships
		Length		Overseen by	Held by
	Position(s)	of	Principal	Nominee	Nominee
	Held with	Time	Occupation(s)	(including the	During Past
Name, Address and Age	Fund	Served	during Past 5 Years	Fund)	Five Years

Nominees to serve as Class I Directors until the 2012 Annual Meeting of Stockholders

Interested Director/Nominee

Robert L. Friedman[1] The Blackstone Group 345 Park Avenue New York, N.Y. 10154 Birth Year: 1943	Director, Chief Legal Officer and Vice President	Since 2009	Chief Legal Officer, The Blackstone Group L.P. (2003–Present); Senior Managing Director, The Blackstone Group L.P. (1999–Present)	2	TRW Automotive Holdings Corp., Axis Capital Holdings Ltd. and FGIC Corporation

Number of
				Funds in	Other
				Fund	Board
				Complex	Memberships
		Length		Overseen by	Held by
	Position(s)	of	Principal	Nominee	Nominee
	Held with	Time	Occupation(s)	(including the	During Past
Name, Address and Age	Fund	Served	during Past 5 Years	Fund)	Five Years

Independent Directors/Nominees

Lawrence K. Becker c/o Blackstone Asia Advisors L.L.C. 345 Park Avenue New York, N.Y. 10154 Birth Year: 1955	Director and Member of the Audit and Nominating Committees	Since 2003	Private Investor, Real Estate Investment Management (July 2003–Present); Treasurer, France Growth Fund (2004–2008); Vice President, Controller/Treasurer , National Financial Partners (2000–2003); Managing Director, Controller/Treasurer , Oppenheimer Capital–PIMCO (1981–2000)	2	Member of Board of Trustees or Board of Managers of four registered investment companies advised by Advantage Advisers L.L.C. or its affiliates (“Advantage”)

Jeswald W. Salacuse c/o Blackstone Asia Advisors L.L.C. 345 Park Avenue New York, N.Y. 10154 Birth Year: 1938	Director and Member of the Audit and Nominating Committees	Since 1993	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law & Diplomacy, Tufts University (1986–Present); President, Arbitration Tribunal, ICSID, World Bank (2003–Present).	2	Director of 22 registered investment companies advised by Legg Mason Partners Fund Advisor, LLC and its affiliates (“LMPFA”)

1	Mr. Friedman is an “interested person,” as defined in the 1940 Act, because he serves as Chief Legal Officer of The Blackstone Group L.P., the parent of Blackstone Asia Advisors L.L.C. (“Blackstone Advisors”), the Fund’s investment manager and administrator.

The following table provides information concerning the Class II and Class III Directors currently serving until the year 2011 and 2010 Annual Meetings of Stockholders, respectively:

				Number of	Other
				Funds in	Board
				Fund	Memberships
				Complex	Held by
		Length		Overseen by	Director
	Position(s)	of	Principal	Director	During
	Held with	Time	Occupation(s)	(including	Past
Name, Address and Age	Fund	Served	during Past 5 Years	the Fund)	Five Years

Class II Directors serving until the 2011 Annual Meeting of Stockholders

Independent Directors

Leslie H. Gelb c/o Blackstone Asia Advisors L.L.C. 345 Park Avenue New York, New York 10154 Birth Year: 1937	Director and Member of the Audit and Nominating Committees	Since 1994	President Emeritus, The Council on Foreign Relations (2003–Present); President, The Council on Foreign Relations (1993–2003); formerly Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	2	Director of 22 registered investment companies advised by LMPFA

Stephane R. F. Henry c/o Investment Professionals Limited 6th Floor Harbour Front John F. Kennedy Street Port Louis, Mauritius Birth Year: 1967	Director and Member of the Audit and Nominating Committees	Since 2004	Managing Director, Investment Professionals Ltd., (1998–Present)	1	Director of Boyer Allan Asia Pacific Fund, Arisaig (Partners) Ltd. and Foreign Colonial India Ltd.

Luis F. Rubio c/o Blackstone Asia Advisors L.L.C. 345 Park Avenue New York, New York 10154 Birth Year: 1955	Director and Member of the Audit and Nominating Committees	Since 1999	President, Centro de Investigacion para el Desarrollo, A.C. (Center of Research for Development) (2002–Present); frequent contributor of op-ed pieces to The Wall Street Journal	2	Member of Board of Trustees or Board of Managers of four registered investment companies advised by Advantage

Class III Directors serving until the 2010 Annual Meeting of Stockholders

Interested Director

Prakash A. Melwani[2] The Blackstone Group L.P. 345 Park Avenue New York, N.Y. 10154 Birth Year: 1958	Director and President	Since 2005	Senior Managing Director, Private Equity Group, The Blackstone Group L.P. (May 2003–Present); Founder and Chief Executive Officer, Vestar Capital Partners (1988–2003)	2	Pinnacle Foods Group L.L.C., Performance Foods Group LLC, RGIS Holdings L.L.C., Kosmos Energy L.L.C. and Ariel Holdings

				Number of	Other
				Funds in	Board
				Fund	Memberships
				Complex	Held by
		Length		Overseen by	Director
	Position(s)	of	Principal	Director	During
	Held with	Time	Occupation(s)	(including	Past
Name, Address and Age	Fund	Served	during Past 5 Years	the Fund)	Five Years

Independent Director

J. Marc Hardy c/o Multiconsult Limited Frere Felix de Valois Street Port Louis, Mauritius Birth Year: 1954	Director and Member of the Audit and Nominating Committees	Since 2002	Independent Financial Adviser, ACMS Fund Management Ltd. (November 2003–Present)	1	Mauritius Development Investment Trust Co. Ltd and Hanover Reinsurance Ltd. Mauritius Ltd.

2	Mr. Melwani is an “interested person”, as defined in the 1940 Act, because he serves as President of the Fund.

Director Compensation

Under the federal securities laws, the Fund is required to provide to Stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the investment manager or an affiliate of the investment manager during the Fund’s prior fiscal year. The following table provides information concerning the approximate compensation paid during the fiscal year ended December 31, 2008 to the Directors of the Fund and the aggregate compensation paid to them from all registered funds in the Fund Complex for the fiscal year ended December 31, 2008. The Fund does not provide any pension or retirement benefits to Directors. Robert L. Friedman is not included in the table because he was appointed by the Fund’s Board of Directors to serve as a Class I director of the Fund effective January 7, 2009 to fill the vacancy created by Peter G. Peterson’s resignation. Mr. Peterson retired from The Blackstone Group L.P. and resigned from the Board of Directors of the Fund effective December 31, 2008. Mr. Friedman will not receive compensation for his service on the Fund’s Board of Directors.

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment manager or that have an investment manager that is an affiliated person of the investment manager of any of the other registered investment companies. Investment companies are considered to be in the same family if they share the same investment manager or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

		Total
		Compensation	Total
		from	Compensation
	Aggregate	Other Funds	from
	Compensation	Advised by	Fund and
Name of Director	from Fund	Adviser	Fund Complex

Lawrence K. Becker	$45,000	$11,500	$56,500
Leslie H. Gelb	30,000	9,750	39,750
J. Marc Hardy	29,000	0	29,000
Stephane R. F. Henry	30,000	0	30,000
Prakash A. Melwani	0	0	0
Luis F. Rubio	34,000	9,750	43,750
Jeswald W. Salacuse	55,000	14,000	69,000

Beneficial Share Ownership

At March 6, 2009, to the knowledge of the Fund, no person owned of record or owned beneficially more than 5% of the outstanding shares of the Fund, except that Cede & Co., a nominee for participants in The Depository Trust Company, held of record 38,449,715 shares, equal to approximately 99.51% of the outstanding shares of the Fund.

Security Ownership of Management

The following table provides information concerning the number and dollar range of equity securities owned beneficially by each Director as of March 6, 2009:

Aggregate Dollar Range of
Equity Securities in All Funds
	Dollar Range of	Overseen or to Be Overseen
Name of Director	Equity Securities	by Director or Nominee in
or Nominee	in the Fund	Family of Investment Companies

Directors
Lawrence K. Becker	None	None
Robert L. Friedman	None	None
Leslie H. Gelb	None	None
J. Marc Hardy	None	None
Stephane R. F. Henry	None	None
Prakash A. Melwani	None	None
Luis F. Rubio	None	None
Jeswald W. Salacuse	$10,001-$50,000	$50,001-$100,000
All Directors and Executive Officers (as a group)	$10,001-$50,000	$50,001-$100,000

As of March 6, 2009, the holdings of no Director or executive officer, nor the Directors and executive officers of the Fund as a group, represented more than 1% of the outstanding shares of the Fund’s common stock. At March 6, 2009, no Director or nominee for election as Director who is not an “interested person” of the Fund as defined in the 1940 Act, nor any immediate family member of such persons, owned beneficially or of record any shares of Blackstone Asia Advisors L.L.C. (“Blackstone Advisors”), the Fund’s investment manager and administrator, Blackstone Fund Services India Private Limited (“Blackstone India”), the Fund’s country advisor, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with Blackstone Advisors and Blackstone India.

Responsibilities of the Board of Directors

The Board of Directors is responsible for ensuring that the Fund is managed in the best interest of its Stockholders. The Directors oversee the Fund’s business by, among other things, meeting with the Fund’s management and evaluating the performance of the Fund’s service providers including Blackstone Advisors, Blackstone India and the Fund’s custodian and the transfer agent. As part of this process, the Directors consult with the Fund’s independent registered public accounting firm and the independent Directors consult with their own separate independent counsel.

The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an Audit Committee and a Nominating Committee which meet periodically during the year and the responsibilities of which are described below.

The Directors regularly review the Fund’s financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund’s fees and expenses to determine if they are reasonable and competitive in light of the services being received, while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund’s management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, Blackstone Advisors, Blackstone India and their affiliates and other funds and clients managed by Blackstone Advisors and Blackstone India to ensure that the Fund is managed in a manner that is in the best interest of the Fund’s Stockholders.

Officers of the Fund

The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. The current executive officers of the Fund are:

Term of Office
and Length
	Position(s) Held	of Time	Principal Occupation
Name, Address and Age	with Fund	Served	During Past 5 Years

Prakash A. Melwani The Blackstone Group L.P. 345 Park Avenue New York, N.Y. 10154 Birth Year: 1958	President and Director	Since 2005	Senior Managing Director, Private Equity Group, The Blackstone Group L.P. (May 2003–Present); Founder and Chief Executive Officer, Vestar Capital Partners (1988–2003)

Robert L. Friedman The Blackstone Group L.P. 345 Park Avenue New York, N.Y. 10154 Birth Year: 1943	Chief Legal Officer, Vice President and Director	Since 2005	Chief Legal Officer, The Blackstone Group L.P. (2003–Present); Senior Managing Director, The Blackstone Group L.P. (1999–Present)

Joshua B. Rovine The Blackstone Group L.P. 345 Park Avenue New York, N.Y. 10154 Birth Year: 1965	Secretary	Since 2005	Managing Director, Finance and Administration Group, The Blackstone Group L.P. (2003–Present); Partner, Sidley Austin Brown & Wood LLP (1994–2003)

Joseph M. Malangoni Blackstone Asia Advisors L.L.C. 53 State Street Boston, M.A. 02109 Birth Year: 1976	Treasurer and Vice President	Since 2007	Chief Financial Officer and Vice President, Blackstone Asia Advisors L.L.C. (2007–Present); Controller and Chief Compliance Officer, Steadfast Financial L.L.C. (2002–2007)

Barbara F. Pires Blackstone Asia Advisors L.L.C. 345 Park Avenue New York, N.Y. 10154 Birth Year: 1952	Chief Compliance Officer and Vice President	Since 2005	Chief Compliance Officer and Principal, Blackstone Asia Advisors L.L.C. (2006–Present); Managing Member, BFP Consulting, L.L.C. (2005–2006); Chief Compliance Officer, The Asia Tigers Fund, Inc. (2005–Present);Chief Compliance Officer, Oppenheimer Asset Management, Inc. (formerly CIBC World Markets) (1996–2005)

Term of Office
and Length
	Position(s) Held	of Time	Principal Occupation
Name, Address and Age	with Fund	Served	During Past 5 Years

Punita Kumar-Sinha Blackstone Asia Advisors L.L.C. 53 State Street Boston, M.A.. 02109 Birth Year: 1962	Portfolio Manager and Chief Investment Officer	Since 1997	Senior Managing Director, The Blackstone Group L.P. (2006–Present); Chief Investment Officer, Blackstone Asia Advisors L.L.C. (2005–present); Managing Director and Senior Portfolio Manager, Advantage Advisers, Inc., an affiliate of Oppenheimer & Co., Inc. (1997–2005); Portfolio Manager, The Asia Tigers Fund, Inc. (1999–Present); Senior Portfolio Manager and Chief Investment Officer, The Asia Opportunities Fund L.L.C. (2007–Present)

Audit Committee

The Fund’s Audit Committee is composed entirely of Directors who are not “interested persons” of the Fund, Blackstone Advisors or its affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the NYSE listing standards. Currently, Messrs. Becker, Gelb, Hardy, Henry, Rubio and Salacuse are members of the Audit Committee. The Audit Committee convened two times during the fiscal year ended December 31, 2008. The principal functions of the Audit Committee are to appoint and retain the Fund’s independent registered public accounting firm, to review with the independent registered public accounting firm the scope, performance and anticipated cost of their audit and to receive and consider a report from the independent registered public accounting firm concerning their conduct of the audit, including the form of the opinion proposed to be rendered and any comments or recommendations the independent registered public accounting firm might want to make in that connection. The Board has determined that Mr. Becker is an “audit committee financial expert,” as defined in Section 401(h) of Regulation S-K. The Fund adopted an Audit Committee Charter in February 2000, which was most recently amended and restated in November 2005. The Audit Committee Charter states that no member of the Committee may serve on the audit committees of more than three public companies, including the Fund, unless the Board of Directors determines that such simultaneous service would not impair the ability of such member to serve on the Committee effectively. The Board of Directors has determined that the service by Messrs. Becker, Gelb and Salacuse on the audit committees of more than two other public companies does not impair each of their ability to serve effectively on the Fund’s Audit Committee. The Fund’s amended and restated Audit Committee Charter is attached hereto as Appendix A.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Pursuant to the Fund’s Audit Committee Pre-Approval Policy, the Audit Committee pre-approved all audit and non-audit services provided by PwC to the Fund in 2008. As set forth in the Audit Committee Pre-Approval Policies, the Audit Committee has authorized the Chairman of the Audit Committee to pre-approve certain services to be performed by PwC, as necessary, between audit committee meetings which would then be presented to the full Audit Committee at its next regularly scheduled meeting. A representative of PwC will be available at the Meeting to answer appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

Nominating Committee

The Nominating Committee is composed entirely of Directors who are not “interested persons” of the Fund, Blackstone Advisors or its affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the NYSE listing standards. Currently Messrs. Becker, Gelb, Hardy, Henry, Rubio and Salacuse are members of the Nominating Committee. This Committee met once during the fiscal year ended December 31, 2008. The principal function of the Nominating Committee is to select and nominate persons for election as Directors of the Fund. The Fund adopted a Nominating Committee Charter on December 18, 2003, which was filed as Exhibit A to the Proxy Statement filed by the Fund on March 20, 2007.

The Nominating Committee identifies potential nominees through its network of contacts. While the Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote, the Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund’s Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard).

In identifying and evaluating nominees, the Nominating Committee considers factors it deems relevant which include: whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board of Directors of the Fund; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating Committee will accept nominations for the office of Director made by Fund Stockholders. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee. There are no differences in the manner in which the Nominating Committee evaluates nominees based on whether such nominees are recommended by a Stockholder.

The Fund does not pay a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees. The Nominating Committee did not receive a recommended nominee from a Stockholder who beneficially owned, or a group of Stockholders who beneficially owned, more than 5% of the Fund’s shares for at least one year as of the date the recommendation was made.

Board Meetings

During the fiscal year ended December 31, 2008, the Board of Directors held four regular meetings and two special meetings. Each Director attended at least 75% of the meetings of the Board or the committee(s) of the Board on which he served.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act in combination require the Fund’s Directors and officers, persons who own more than ten percent of the Fund’s common stock, and Blackstone Advisors and its directors and officers, to file reports of ownership and changes in ownership of the Fund’s securities with the SEC and the NYSE. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file.

Based solely on a review of those forms furnished to the Fund, the Fund believes that the Fund’s Directors and officers, and Blackstone Advisors and its directors and officers, have complied with applicable filing requirements during the fiscal year ended December 31, 2008, with the exception of an initial statement of beneficial ownership of securities on Form 3 of Joseph M. Malangoni which was inadvertently not filed in a timely manner.

Report of the Audit Committee

The Audit Committee reports that it has: (i) reviewed and discussed the Fund’s audited financial statements for the fiscal year ended December 31, 2008 with management; and (ii) discussed with PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (“SAS 61”). SAS 61 requires the independent registered public accounting firm to communicate to the Audit Committee matters including, if applicable: (i) methods used to account for significant unusual transactions; (ii) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and (iv) disagreements with management over the application of accounting principles and certain other matters.

The Audit Committee also reports that it previously received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by the Public Company Accounting Oversight Board Rule 3526 and discussed with PwC the independent registered public accounting firm’s independence. In addition, the Audit Committee has reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to Blackstone Asia Advisors, L.L.C. (“Blackstone Advisors”), the Fund’s investment manager, Blackstone

Fund Services India Private Limited (“Blackstone India”), the Fund’s country adviser, and any entity controlling, controlled by or under common control with Blackstone Advisors or Blackstone India that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Audit Committee presents this report to the Board of Directors and recommends that: (i) the Fund’s audited financial statements for the fiscal year ended December 31, 2008 be included in the Fund’s annual report to stockholders for such fiscal year and; (ii) such annual report be filed with the Securities and Exchange Commission and the New York Stock Exchange.

Submitted by the Audit Committee of the Fund’s Board of Directors

Lawrence K. Becker
Leslie H. Gelb
J. Marc Hardy
Stephane R.F. Henry
Luis F. Rubio
Jeswald W. Salacuse
February 24, 2009

Required Vote

Directors are elected by a plurality of all the votes cast by the holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. A “plurality of the votes” cast means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for Directors.

Please note that unless otherwise instructed, the proxies will vote FOR each nominee for Director.

The Directors, including the independent Directors, recommend that Stockholders vote “FOR” each nominee for Director.

ADDITIONAL INFORMATION

Service Providers

Blackstone Advisors currently serves as the Fund’s investment manager and as the Fund’s administrator. The address of Blackstone Advisors is 345 Park Avenue, New York, New York 10154. Blackstone Advisors is a wholly-owned subsidiary of The Blackstone Group L.P.

Blackstone India currently serves as the Fund’s country adviser. The address of Blackstone India is Express Towers, 5th Floor, Nariman Point, Mumbai, 400 021, India.

Blackstone Advisors subcontracts certain of its responsibilities as administrator to PNC Global Investment Servicing (U.S.) Inc. The address of PNC Global Investment Servicing (U.S.) Inc. is 103 Bellevue Parkway, Wilmington, Delaware 19809.

Independent Registered Public Accounting Firm

The Fund’s Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the Fund’s independent registered public accounting firm. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Fund’s Audit Committee reviews and pre-approves the services to be provided by the independent registered public accounting firm without having obtained specific pre-approval from the Audit Committee. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent registered public accounting firm to Blackstone Advisors or any entity controlling, controlled by, or under common control with Blackstone Advisors if such services relate directly to the operations and financial reporting of the Fund. As set forth in the Audit Committee Pre-Approval Policies, the Audit Committee has authorized the Chairman of the Audit Committee to pre-approve certain services to be performed by PwC, as necessary, between audit committee meetings which would then be presented to the full Audit Committee at its next regularly scheduled meeting.

Audit Fees. The aggregate fees paid to PwC in connection with the annual audit of the Fund’s financial statements and for services normally provided by PwC in connection with the statutory and regulatory filings of the Fund for the fiscal years ended December 31, 2007 and December 31, 2008 were $118,900 and $97,566, respectively, including out-of-pocket expenses.

Audit-Related Fees. The aggregate fees paid to PwC in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund’s financial statements, other than the Audit Fees described above, for the fiscal years ended December 31, 2007 and December 31, 2008 were $0 and $0, respectively.

Tax Fees. The aggregate fees paid for domestic and international tax-related services, including tax compliance, tax advice and tax planning, rendered by PwC to the Fund for the fiscal years ended December 31, 2007 and December 31, 2008 were $84,655 and $79,695, respectively.

All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to the Fund for the fiscal years ended December 31, 2007 and December 31, 2008 were $0 and $0, respectively.

The aggregate non-audit fees billed by PwC for services rendered to the Fund, Blackstone Advisors, Blackstone India and any entity controlling, controlled by or under common control with the Fund, Blackstone Advisors or Blackstone India that provides ongoing services to the Fund for the fiscal years ended December 31, 2007 and December 31, 2008 were $0 and $0, respectively. The Audit Committee has determined that the provision of non-audit services is compatible with maintaining the independence of PwC.

None of the services described above, provided in the fiscal year ended December 31, 2008, were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Other Business

The Fund’s Board of Directors does not know of any other matter that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

Stockholder Proposals

All proposals by Stockholders of the Fund that are intended to be presented at the Fund’s next Annual Meeting of Stockholders, to be held in 2010, must be received by the Fund (addressed to The India Fund, Inc., 345 Park Avenue, New York, New York 10154) for inclusion in the Fund’s proxy statement and proxy relating to that meeting no later than November 25, 2009. Any Stockholder who desires to bring a proposal for consideration at the Fund’s year 2010 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary or Assistant Secretary of the Fund (addressed to The India Fund, Inc., 345 Park Avenue, New York, New York 10154) during the period from December 25, 2009 to January 24, 2010. However, if the Fund’s 2010 Annual Meeting of Stockholders is held earlier than March 25, 2010 or later than June 23, 2010, such written notice must be delivered to the Secretary or Assistant Secretary of the Fund no earlier than 120 days before the date of the 2010 Annual Meeting of Stockholders and no later than the later of 90 days before the date of the 2010 Annual Meeting of Stockholders or 10 days following the public announcement of the date of the 2010 Annual Meeting of Stockholders.

Stockholder Communications with the Board of Directors

The Fund has adopted procedures by which Fund Stockholders may send communications to the Board of Directors. Stockholders may mail written communications to the Board to the attention of the Board of Directors of The India Fund, Inc., c/o the Fund’s Chief Legal Officer, 345 Park Avenue, New York, New York 10154. Stockholder communications must (i) be in writing and be signed by the Stockholder and (ii) identify the number of shares held by the Stockholder. The Chief Legal Officer of the Fund is responsible for reviewing properly submitted Stockholder communications. The Chief Legal

Officer shall either (i) provide a copy of each properly submitted Stockholder communication to the Board at its next regularly scheduled board meeting or (ii) if the Chief Legal Officer determines that the communication requires more immediate attention, forward the communication to the Directors promptly after receipt. The Chief Legal Officer may, in good faith, determine that a Stockholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, Stockholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. These procedures shall not apply to (i) any communication from an officer or Director of the Fund, (ii) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a Stockholder of the Fund, or (iii) any Stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal.

The Fund does not have a formal policy regarding attendance by Directors at Annual Meetings of Stockholders.

Expenses of Proxy Solicitation

The costs of preparing, printing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund, even if the proposals are not successful, as will all of the other costs in connection with the Meeting. Proxies may also be solicited personally by Directors and officers of the Fund and by regular employees of Blackstone Advisors, its respective affiliates or other representatives of the Fund, and may be accomplished by telephone in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.

In addition, Georgeson Inc. (“Georgeson”), a proxy solicitation firm, has been retained to assist in the solicitation of the proxy vote. It is anticipated that Georgeson will be paid an amount estimated at $9,500 plus reasonable out-of-pocket expenses. Therefore, expenses of the Meeting will include costs of (i) preparing, assembling and mailing material in connection with the solicitation, (ii) soliciting proxies by officers or employees, personally or by telephone or telegraph, (iii) reimbursing brokerage houses, banks and other fiduciaries and (iv) compensating the proxy solicitor.

Georgeson may call Stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Stockholders’ identities, to allow Stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. A Stockholder voting by telephone would be asked for his or her social security number or other identifying information and would be given an opportunity to authorize proxies to vote his or her shares in accordance with his or her instructions. To ensure that the Stockholder’s instructions have been recorded correctly, he or she will receive a confirmation of such instructions in the mail. The confirmation is a replica of the proxy card but with marks indicating how the Stockholder voted, along with a special toll-free number which will be available in the event the Stockholder wishes to change or revoke the vote. Although a Stockholder’s vote may be taken by telephone, each Stockholder will receive a copy of this proxy statement and may vote by mailing the enclosed proxy card. If you have any questions or need assistance in voting, please contact Georgeson at its toll-free number, 1-866-297-1264.

Please vote promptly by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the instructions on the enclosed proxy card for voting by telephone or over the Internet.

March 25, 2009

Appendix A

THE ASIA TIGERS FUND, INC.
THE INDIA FUND, INC.

AUDIT COMMITTEE CHARTER

December 18, 2003, as amended on November 8, 2005

This charter sets forth the purpose, authority and responsibilities of the Audit Committee of each of the Board of Directors (the “Board”) of the investment companies set forth above (each, a “Fund”).

Purposes

The Audit Committee of the Board (the “Committee”) has, as its primary purpose, oversight responsibility with respect to: (a) the adequacy of the Fund’s accounting and financial reporting processes, policies and practices; (b) the integrity of the Fund’s financial statements and the independent audit thereof; (c) the adequacy of the Fund’s overall system of internal controls and, as appropriate, the internal controls of certain service providers; (d) the Fund’s compliance with certain legal and regulatory requirements; (e) determining the qualification and independence of the Fund’s independent auditors; and (f) the Fund’s internal audit function, if any.

The function of the Committee is oversight; it is the responsibility of the Fund’s investment adviser (the “Adviser”) to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit.

Authority

The Committee has been duly established by the Board and shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain counsel and other experts or consultants at the expense of the Fund and approve the fees payable to such advisors and any other terms of their retention. The Committee has the authority and responsibility to retain and terminate the Fund’s independent auditors. In connection therewith, the Committee must evaluate the independence of the Fund’s independent auditors and receive the auditors’ specific representations as to their independence.

Composition and Term of Committee Members

The Committee shall be comprised of the Directors who are “Independent,” which term shall mean each Director (i) who is not an “interested person,” as defined in the Investment Company Act of 1940, as amended, of the Fund; and (ii) who has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving as a Director or member of the Committee or any other committee of the Board). The members of the Committee shall designate one member to serve as Chairman of the Committee.

No member of the Committee may serve on the audit committees of more than three public companies, including the Funds, unless the Board determines that such simultaneous service would not impair the ability of such member effectively to serve on the Committee.

Each member of the Committee shall be “Independent,” as defined in the New York Stock Exchange (the “NYSE”) Listed Company Manual § 303A, and shall be free of any relationship that, in the judgment of the Board, may interfere with the exercise of his or her independent judgment.

Each member of the Committee shall serve until a successor is appointed.

The Board shall determine whether: the Committee has at least one member who is an “audit committee financial expert” (“ACFE”), as such term is defined in the rules adopted under Section 407 of the Sarbanes-Oxley Act of 2002. The designation of a person as an ACFE is not intended to impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board. In addition, with respect to those Funds listed on the NYSE, each member of the Committee must be financially literate and at least one member of the Audit Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualifications in its business judgment under the NYSE listing requirements.

Meetings

The Committee shall meet on a regular basis, no less frequently than semi-annually, and is empowered to hold special meetings as circumstances require. Periodically, the Committee shall meet to discuss with management the Fund’s annual audited financial statements and semi-annual financial statements. Periodically, the Committee should meet separately with management, the Fund’s administrator and independent auditors to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee may request any officer or employee of the Adviser or the Fund’s legal counsel (or counsel to the Independent Board members) or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Minutes of each meeting will be taken and circulated to all members of the Committee in a timely manner.

Any action of the Committee requires the vote of a majority of the Committee members present, whether in person or otherwise, at the meeting at which such action is considered. At any meeting of the Committee, one member of the Committee shall constitute a quorum for the purpose of taking any action.

Duties and Powers and of the Committee

The duties and powers of the Committee include, but are not limited to, the following:

•	bear direct responsibility for the appointment, compensation, retention and oversight of the work of the Fund’s independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, and the independent auditors must report directly to the Committee;

•	set the compensation of the independent auditors, such amount to be paid by the Fund;

•	evaluate the independence of the Fund’s independent auditors, including whether the auditors provide any consulting services to the Adviser or its affiliated companies, and receive the auditors’ specific representations as to their independence;

•	to the extent required by applicable law, pre-approve: (i) all audit and non-audit services that the Fund’s independent auditors provide to the Fund, and (ii) all non-audit services that the Fund’s independent auditors provide to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee;

•	meet with the Fund’s independent auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the auditors, or other results of the audit(s); (iii) consider the auditors’ comments with respect to the Fund’s financial policies, procedures and internal accounting controls and management’s responses thereto; and (iv) review the form of opinion the auditors propose to render to the Directors and the members of the Fund;

•	review reports prepared by the Fund’s independent auditors detailing the fees paid to the Fund’s independent auditors for: (i) audit services (includes all services necessary to perform an audit, services provided in connection with statutory and regulatory filings or engagements and other services generally provided by independent auditors, such as comfort letters, statutory audits, attest services, consents and assistance with, and review of, documents filed with the Securities and Exchange Commission (“SEC”)); (ii) audit-related services (covers assurance and due diligence services, including, employee benefit plan audits, due diligence related to mergers and acquisitions, consultations and audits in connection with acquisitions, internal control reviews and consultations concerning financial accounting and reporting standards); (iii) tax services (services performed by a professional staff in the accounting firm’s tax division, except those services related to the audit, including tax compliance, tax planning and tax advice) and (iv) other services (includes financial information systems implementation and design);

•	ensure that the Fund’s independent auditors prepare and deliver annually to the Committee a written statement (the “Auditors’ Statement”) describing: (i) the auditors’ internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the Fund, including each non-audit service provided to the Fund and the matters set forth in Independence Standards Board No. 1;

•	receive and review a written report (or update, with respect to a semi-annual filing), as of a date 90 days or less prior to the filing of the Fund’s annual (or semi-annual) report with the SEC, to the Committee from the Fund’s independent auditors regarding any: (i) critical accounting policies to be used; (ii) alternative accounting treatments that have been discussed with the Fund’s management along with a description of the ramifications of the use of such alternative treatments and the treatment preferred by the independent auditors; (iii) material written communications between the auditor and management of the Fund; and (iv) all non-audit services provided to any entity in the Fund’s investment company complex that were not pre-approved by the Committee;

•	oversee the Fund’s internal controls and annual and semi-annual financial reporting process, including results of the annual audit. Oversee internal accounting controls relating to the activities of the Fund’s custodian and administrator and the Adviser through the periodic review of reports, discussions with appropriate officers and consideration of reviews provided by internal audit staff;

•	meet with the Fund’s internal auditors (or other personnel responsible for the internal audit function), if any, following an internal audit of the Fund to discuss significant risks and exposures, if any, to the Fund’s risk management processes and system of internal controls, and the steps taken to monitor and minimize such risks;

•	review of any issues brought to the Committee’s attention by independent auditors or the Fund’s management, including those relating to any deficiencies in the design or operation of internal controls which could adversely affect the Fund’s ability to record, process, summarize and report financial data, any material weaknesses in internal controls and any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund’s internal controls;

•	review and evaluate the qualifications, performance and independence of the lead partner of the Fund’s independent auditors;

•	require the Fund’s independent auditors to report any instance of an audit partner of those auditors earning or receiving compensation based on that partner procuring engagements with the Fund to provide any services other than audit, review or attest services;

•	resolve any disagreements between the Fund’s management and independent auditors concerning the Fund’s financial reporting;

•	to the extent there are Directors who are not members of the Committee, report its activities to the full Board on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate;

•	discuss the Fund’s earnings press releases, financial information and earnings guidance provided to analysts and ratings agencies, if any;

•	review policies with respect to risk assessment and risk management;

•	review hiring policies for employees or former employees of the Fund’s independent accountants;

•	establish and maintain the procedures set forth in Exhibit B regarding: (i) the receipt, retention and treatment of complaints received by the Funds or the Adviser regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Adviser, any sub-adviser, administrator, principal underwriter or provider of accounting-related services of concerns regarding questionable accounting or auditing matters; and

•	review such other matters as may be appropriately delegated to the Committee by the Board.

Annual Performance Evaluation

The Committee shall perform a review and evaluation, at least annually, of the performance of the Committee and its members, including reviewing the compliance of the Committee with this charter. The Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.

EXHIBIT A

WHISTLEBLOWER PROCEDURES

A. Responsibilities of Audit Committee of the Fund (the “Audit Committee”) With Respect to Specified Complaints

1.	The Audit Committee shall receive, retain, investigate and act on complaints and concerns of Covered Persons[3] (“Reports”) regarding:

(a)	questionable accounting, internal accounting controls and auditing matters, including those regarding the circumvention or attempted circumvention of internal accounting controls or that would otherwise constitute a violation of the Fund’s accounting policies (each an “Accounting Allegation”);

(b)	compliance with legal and regulatory requirements (“Legal Allegation”); and

(c)	retaliation against Covered Persons who make Accounting Allegations or Legal Allegations (“Retaliatory Act”).

2.	In the discretion of the Audit Committee, responsibilities of the Audit Committee created by these procedures may be delegated to the Chairman of the Audit Committee.

B. Procedures for Receiving Reports

1.	Any Report that is made directly to management, whether openly, confidentially or anonymously, shall be promptly reported to the Audit Committee.

2.	Each Report forwarded to the Audit Committee by management and each Report that is made directly to the Audit Committee, whether openly, confidentially or anonymously, shall be reviewed by the Audit Committee, who may, in their discretion, consult with any member of management who is not the subject of the allegation and who may have appropriate expertise to assist the Audit Committee. The Audit Committee shall determine whether the Audit Committee or management should investigate the Report, taking into account the considerations set forth in Section C below.

(a)	If the Audit Committee determines that management should investigate the Report, the Audit Committee shall notify the Fund’s Chief Legal Officer in writing of that conclusion. Management shall thereafter promptly investigate the Report and shall report the results of its investigation, in writing, to the Audit Committee. Management shall be free in its discretion to engage outside auditors, counsel or other experts to assist in the investigation and in the analysis of results.

(b)	If the Audit Committee determines that it should investigate the Report, the Audit Committee shall promptly determine what professional assistance, if any, it needs in order to conduct the

 3 For purposes of these Procedures, “Covered Person” means any “Fund Covered Person” or “Vendor Covered Person”; “Fund Covered Persons” means officers of the Fund as well as those employees of the Fund’s investment adviser and sub-adviser that provide services on behalf of those entities to the Fund; and “Vendor Covered Persons” means those employees of the Fund’s custodian, administrator, transfer agent, auction agent and other third-party agents that, pursuant to agreements with the Fund, provide services to or on behalf of the Fund.

investigation. The Audit Committee shall be free in its discretion to engage outside auditors, counsel or other experts to assist in the investigation and in the analysis of results.

C. Considerations Relative To Whether the Audit Committee or Management Should Investigate a Report

In determining whether management or the Audit Committee should investigate a Report, the Audit Committee shall consider, among any other factors that are appropriate under the circumstances, the following:

1.	Who is the alleged wrongdoer? If an executive officer, senior financial officer or other high management official is alleged to have engaged in wrongdoing, that factor alone may militate in favor of the Audit Committee conducting the investigation.

2.	How serious is the alleged wrongdoing? The more serious the alleged wrongdoing, the more appropriate that the Audit Committee should undertake the investigation. If the alleged wrongdoing would constitute a crime involving the integrity of the financial statements of the Fund, that factor alone may militate in favor of the Audit Committee conducting the investigation.

3.	How credible is the allegation of wrongdoing? The more credible the allegation, the more appropriate that the Audit Committee should undertake the investigation. In assessing credibility, the Audit Committee should consider all facts surrounding the allegation, including but not limited to whether similar allegations have been made in the press or by analysts.

D. Protection of Whistleblowers

Consistent with the policies of the Fund, the Audit Committee shall not retaliate, and shall not tolerate any retaliation by management or any other person or group, directly or indirectly, against anyone who, in good faith, makes an Accounting Allegation or Legal Allegation, reports a Retaliatory Act or provides assistance to the Audit Committee, management or any other person or group, including any governmental, regulatory or law enforcement body, investigating a Report. The Audit Committee shall not, unless compelled by judicial or other legal process, reveal the identity of any person who makes an Accounting Allegation or Legal Allegation or reports a Retaliatory Act and who asks that his or her identity as the person who made such Report remain confidential and shall not make any effort, or tolerate any effort made by any other person or group, to ascertain the identity of any person who makes a Report anonymously.

E. Records

The Audit Committee shall retain for a period of seven years all records relating to any Accounting Allegation or Legal Allegation or report of a Retaliatory Act and to the investigation of any such Report.

F. Procedures for Making Complaints

In addition to any other avenue available to a Covered Person, any Covered Person may report to the Audit Committee openly, confidentially or anonymously any Accounting Allegation or Legal Allegation or report of a Retaliatory Act. Accounting Allegations, Legal Allegations and reports of a Retaliatory Act can be made orally or in writing to the Chairman of the Audit Committee. Such Reports can also be made directly to management openly, confidentially or anonymously by contacting the Fund’s Chief Legal Officer in writing or in person.

THERE ARE THREE WAYS TO VOTE YOUR PROXY

TELEPHONE VOTING	INTERNET VOTING	VOTING BY MAIL

This method of voting is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-877-816-0834, 24 hours a day, 7 days a week. Have this proxy card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you have directed. Available 24 hours a day, 7 days a week until 5:00 p.m. New York Time on April 23, 2009.

Visit the Internet voting Web site at http://proxy.georgeson.com. Have this proxy card ready and follow the instructions on your screen. You will incur only your usual Internet charges. Available 24 hours a day, 7 days a week until 5:00 p.m. New York Time on April 23, 2009.

Simply sign and date your proxy card and return it in the postage-paid envelope to Georgeson Inc., Wall Street Station, P.O. Box 1100, New York, NY 10269-0646. If you are voting by telephone or the Internet, please do not mail your proxy card.

COMPANY NUMBER	CONTROL NUMBER

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

☒
Please mark votes as in this example.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH NOMINEE FOR DIRECTOR IN PROPOSAL 1.

WITHHOLD
1. To elect three Class I Directors to the Board of Directors to serve until the 2012 Annual Meeting of Stockholders.	FOR ALL	AUTHORITY TO VOTE
	NOMINEES	FOR ALL NOMINEES
(01) Robert L. Friedman (02) Lawrence K. Becker (03) Jeswald W. Salacuse	☐	☐

(Instruction: to withhold authority to vote for any individual nominee, write that nominee’s name in the space provided above.)

2. The persons named as proxies are authorized to vote in their discretion on any other business as may properly come before the Meeting.

Please mark the box at right if you plan to attend the Meeting. (Please bring valid identification.)	☐
Change of address and/or comments appear on reverse.	☐
Dated	, 2009

Signature(s)

Signature(s)

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
0113VC

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

P
R
O
X
Y

THE INDIA FUND, INC.
ANNUAL MEETING OF STOCKHOLDERS — APRIL 24, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS
The undersigned hereby appoints Joshua B. Rovine and Barbara F. Pires, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, on the 30th Floor on Friday, April 24, 2009, at 11:00 a.m., and at any adjournments or postponements thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated March 25, 2009 and upon all other matters properly coming before said Meeting.
Please indicate your vote by an “X” in the appropriate box on the reverse side. This Proxy, if properly executed, will be voted in the manner directed by the Stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH NOMINEE FOR DIRECTOR IN PROPOSAL 1 AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES ON ALL OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING. Please refer to the Proxy Statement for a discussion of the Proposals.
Address Change/Comments (Mark the corresponding box on the reverse side)

SEE REVERSE SIDE	Continued and to be signed and dated, see the reverse side.	SEE REVERSE SIDE